UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2023

Digital World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 Grand Ave, #450

Miami, FL 33133

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 735-1517

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	DWACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DWAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	DWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed by Digital World Acquisition Corp., a Delaware corporation (“Digital World,” or “DWAC”), Digital World is a party to an Agreement and Plan of Merger, dated as of October 20, 2021 (the “Original Agreement”) and amended on May 11, 2022 (the “First Amendment”), with DWAC Merger Subsidiary Inc., a Delaware corporation and wholly-owned subsidiary of DWAC (the “Merger Sub”), Trump Media & Technology Group Corp., a Delaware corporation (“TMTG”), ARC Global Investments II, LLC, a Delaware limited liability company (the “Sponsor”), in the capacity as the representative for certain stockholders of Digital World, and TMTG’s Chief Legal Officer, in the capacity as the representative for stockholders of TMTG, pursuant to which, among other matters, subject to the terms and conditions therein, Digital World will consummate its initial business combination with TMTG (the “TMTG Business Combination”).

On August 9, 2023, Digital World entered into the Second Amendment to Agreement and Plan of Merger, dated as of August 9, 2023, (the “Second Amendment”, together with the First Amendment and the Original Agreement, and as it may further be amended or supplemented from time to time, the “Merger Agreement”), with Merger Sub, TMTG, the Sponsor in the capacity as its representative, and TMTG’s General Counsel in the capacity as the representative of TMTG. Unless otherwise indicated, terms used but not defined herein have the meanings assigned to such terms in the Merger Agreement.

Pursuant to the Second Amendment, the parties agreed, among other things, that:

(i) DWAC will create a new class of common stock (the “High Vote Common Stock”) to be issued to TMTG’s Company Principal that will have the same voting, dividend, liquidation and other rights as one share of DWAC Class A common stock, except that each share of High Vote Common Stock will entitle its holder to a number of votes equal to the greater of (i) one vote and (ii) the number of votes that would cause the aggregate number of shares issued to the Company Principal as consideration in the Merger (excluding any Earnout Shares) to represent 55% of the voting power (to the maximum extent permitted by the rules and regulations of Nasdaq and applicable Law, following the reasonable best efforts of DWAC to obtain any necessary approvals) of (A) all shares of DWAC Common Stock entitled to vote on the election of directors as of immediately following the Closing plus (B) the maximum number of shares of DWAC Common Stock issuable upon the conversion of all convertible preferred stock or other convertible securities of DWAC (if any) outstanding or with respect to which purchase agreements are in effect at Closing. The shares of High Vote Common Stock will vote together with all other shares of DWAC Common Stock on all matters put to a vote of DWAC stockholders, entitled to vote on the election of directors as of immediately following closing of the merger and all other matters put to a vote of DWAC stockholders;

(ii) each Company Convertible Note that is issued and outstanding immediately prior to the Effective Time will convert immediately prior to the Effective Time into a number of shares of Company Common Stock in accordance with the terms of each note;

(iii) DWAC will issue to the Escrow Agent a number of shares of DWAC Common Stock equal to three (3%) percent of the Merger Consideration;

(iv) in connection with the Earnout, the First Share Price Target will be $12.50, the Second Share Price Target will be $15.00 and the Third Share Price Target will be $17.50;

(v) the Post-Closing Purchaser Board will consist of one (1) person designated by DWAC and six (6) persons designated by TMTG prior to the closing;

(vi) TMTG will use its reasonable best efforts to, as promptly as practicable (and no later than the day prior to the Target Filing Date) (i) obtain from the Company Principal a waiver (“License Agreement Waiver”) of the Company Principal’s right to terminate that certain Amended and Restated License, Likeness, Exclusivity and Restrictive Covenant Agreement dated as of December 23, 2021 by and between, inter alia, TMTG and the Company Principal (the “License Agreement”), prior to the later of (a) the Outside Date or (b) any other date by which the parties mutually agree to extend the time to consummate the merger, or (ii) otherwise obtain an agreement that the License Agreement will not be terminable by the Company Principal prior to the later of (A) the Outside Date and (B) any other date to which the parties mutually agree to extend the time to consummate the merger;

(vii) TMTG will use its reasonable best efforts to provide DWAC prior to the Diligence Period Completion Date with a current Business Plan and such other financial and other information and materials as may be reasonably requested by DWAC to allow DWAC to complete an updated due diligence of TMTG;

(viii) DWAC will use its reasonable best efforts to provide TMTG prior to the Diligence Period Completion Date with such financial and other information as may be reasonably requested by TMTG to allow TMTG to complete an updated due diligence of DWAC;

(ix) For a period of twenty days following the Diligence Period Completion Date, DWAC and TMTG will discuss and negotiate in good faith any additional amendments to the Merger Agreement as may be considered necessary as a result of such diligence or to reflect properly the intent of the parties;

(x) DWAC will use its reasonable best efforts to discuss with investors of the PIPE Investment a reduction or termination of the PIPE Investment prior to August 31, 2023;

(xi) DWAC will use its reasonable best efforts to (i) join Affiliates of TMTG holding DWAC Shares after the Effective Time to that certain Registration Rights Agreement dated September 2, 2021, between DWAC and DWAC’s Sponsor and (ii) amend the Registration Rights Agreement dated December 4, 2021, between DWAC and the PIPE Investors, if applicable, to allow the Affiliates of TMTG to include their pro rata number of DWAC Shares in each registration statement filed for the benefit of the Sponsor and/or the PIPE Investors following the Closing until all DWAC Shares held by Affiliates of TMTG have been registered for resale;

(xii) DWAC will use reasonable best efforts to file an amendment to the Registration Statement on Form S-4 as promptly as practicable, and in no event later than October 9, 2023;

(xiii) the Outside Date for the merger is extended to December 31, 2023;

(xiv) the Merger Agreement may be terminated by DWAC (a) if the License Agreement Waiver has not been obtained by the earlier of September 30, 2023, and the Target Filing Date, or (b) if the DWAC board of directors, following updated due diligence, no longer believes in good faith that the Merger is in the best interests of DWAC or its stockholders; provided, that such termination right may only be exercised on or prior to September 30, 2023;

(xv) the Merger Agreement may be terminated by TMTG (a) if the board of directors of TMTG, following updated due diligence, no longer believes in good faith that the Merger is in the best interests of TMTG or its stockholders; provided, that such termination right may only be exercised on or prior to September 30, 2023, or (b) if DWAC has not filed an amendment to the Registration Statement on Form S-4 by October 9, 2023; provided, that such termination right may only be exercised on or prior to October 13, 2023;

(xvi) Notwithstanding anything to the contrary in the Merger Agreement, from the date of the Second Amendment through closing, each of DWAC and TMTG may incur additional Indebtedness in order to finance their respective ordinary course costs and expenses and expenses incurred in connection with the merger and the transactions contemplated by the Merger Agreement;

(xvii) the definition of “Redemption Price” means an amount equal to $10.00 (as equitably adjusted for stock splits, stock dividends, combinations, recapitalizations and the like after the Closing); and

(xviii) Section 5.6(d) of the Merger Agreement is deleted in its entirety.

The foregoing summary is not complete and is qualified in its entirety by the Second Amendment, filed herewith as Exhibit 10.1.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 23, 2023, the Company received a notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”) because it had not yet filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Q1 Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). The Rule requires listed companies to timely file all required periodic financial reports with the SEC.

Pursuant to Nasdaq rules, on July 24, 2023, the Company submitted to Nasdaq a plan to regain compliance with the Rule. On August 7, 2023, the Company received a notice from Nasdaq stating that Nasdaq has determined to grant an exception to enable the Company to regain compliance with the Rule. The terms of the exception are as follows: on or before November 20, 2023, the Company must file its amended Annual Report on Form 10-K for the year ended December 31, 2022 and its Q1 Form 10-Q, as required by the Rule. In the event the Company does not satisfy the terms of the exception, Nasdaq will provide written notification that the Company’s securities will be delisted. At that time, the Company may appeal Nasdaq’s determination to a Hearings Panel.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On August 8, 2023, the Company engaged Adeptus Partners, LLC (“Adeptus”) as the Company’s independent public accounting firm to audit the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and 2021 and to review the Company’s quarterly consolidated financial statements beginning with the first quarter of the 2023 fiscal year.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through June 30, 2023, neither the Company nor anyone on its behalf consulted with Adeptus regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Adeptus concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01	Other Events.

A press release announcing the Second Amendment was issued on August 9, 2023. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

DWAC has filed with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary proxy statement of DWAC, and a prospectus in connection with a proposed business combination (the “Business Combination”) with TMTG. The definitive proxy statement and other relevant documents will be mailed to stockholders of DWAC as of a record date to be established for voting on the Business Combination. Securityholders of DWAC and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and, when available, the definitive proxy statement/prospectus in connection with DWAC’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about DWAC, TMTG and the Business Combination. DWAC’s securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: the Digital World Acquisition Corp., 3109 Grand Ave, #450, Miami, FL 33133.

DWAC has also filed a definitive proxy statement with the SEC with respect to the proposed extension of its liquidation date. The definitive proxy statement for the extension of the liquidation date has been mailed to stockholders of DWAC. Securityholders of DWAC and other interested persons are advised to read the definitive proxy statement and any amendments thereto, in connection with DWAC’s solicitation of proxies for the special meeting to be held to approve the extension of the liquidation date because these documents will contain important information. DWAC’s securityholders and other interested persons will also be able to obtain copies of the definitive proxy statement, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Digital World Acquisition Corp., 3109 Grand Ave, #450, Miami, FL 33133.

Participants in Solicitation

DWAC and certain of its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of DWAC in favor of the approval of the proposed extension. Securityholders of DWAC and other interested persons may obtain more information regarding the names and interests of DWAC’s directors and officers in the Business Combination in DWAC’s filings with the SEC, including in the definitive proxy statement and the Registration Statement, and the names and interests of TMTG’s directors and officers in the proposed Business Combination in the Registration Statement. These documents can be obtained free of charge from the sources indicated above. TMTG and its officers and directors do not have any interests in DWAC or the proposed extension other than with respect to their interests in the Business Combination, to the extent the extension is effectuated.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between DWAC and TMTG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the Business Combination and the PIPE may not be completed in a timely manner or at all, which may adversely affect the price of DWAC’s securities, (ii) the risk that the Business Combination may not be completed by DWAC’s Business Combination deadline and the potential failure to obtain DWAC’s stockholder approval of the extension amendment, (iii) the failure to satisfy the conditions to the consummation of the Business Combination or the PIPE (if applicable), including the approval of the Merger Agreement by the stockholders of DWAC, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including as a result of the Settlement Agreement, (vi) the failure to achieve the minimum amount of cash available following any redemptions by DWAC stockholders, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the PIPE or the Business Combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Business Combination disrupts current plans and operations of TMTG, (x) the outcome of any legal proceedings that may be instituted against TMTG or against DWAC related to the Merger Agreement or the Business Combination (including as a result of the Settlement Agreement), (xi) the risk of any investigations by the SEC or other regulatory authority relating to the PIPE, the Merger Agreement or the Business Combination and the impact they may have on consummating the transactions, (xii) Truth Social, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions, (xiv) the risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the future pandemics and response and geopolitical developments, (xvi) the risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xviii) the Company’s ability to comply with Nasdaq’s rules and complete the Business Combination, (xix) risks that DWAC or TMTG may elect not to proceed with the Business Combination after completing their respective updated due diligence investigations or for other reasons in accordance with the Merger Agreement, (xx) the risk that DWAC may elect not to proceed with the Business Combination in the event the License Agreement Waiver is not procured, and (xxi) those factors discussed in DWAC’s filings with the SEC and that are contained in the definitive extension proxy and will be contained in the Registration Statement relating to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of DWAC’s in its Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 26, 2023 (the “2022 Annual Report”) and in other reports DWAC files with the SEC, including the extension proxy statement. Risks regarding the Business Combination are also discussed in the Current Reports on Form 8-K filed with the SEC on October 21, 2021, October 26, 2021, May 17, 2022 and September 23, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to DWAC (or to third parties making the forward-looking statements).

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while DWAC may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither DWAC nor TMTG gives any assurance that DWAC, TMTG, or the combined company, will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

10.1	Second Amendment to Agreement and Plan of Merger, dated August 9, 2023

99.1	Press Release, dated August 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital World Acquisition Corp.

Dated: August 9, 2023	By:	/s/ Eric Swider
	Name:	Eric Swider
	Title:	Chief Executive Officer